SGC 100 YEARS
SUPERIOR GROUP OF COMPANIES | ESTABLISHED 1920



Success is 10% inspiration and 90% pancakes.
IHOP

Investor PRESENTATION

November 7, 2022

Healthcare Apparel | Branded Products | Contact Centers

SGC SUPERIOR GROUP OF COMPANIES

SAFE-HARBOR STATEMENT

This presentation may contain forward-looking statements about Superior Group of Companies within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995 and all rules and regulations issued there under. Such statements are based upon management's current expectations, projections, estimates and assumptions. Words such as "may," "will," "should," "could," "expect," "anticipate," "estimate," "believe," "intend," "project," "potential", "plan", "think", or "outlook", or the negative of these words or other variations on these words or comparable terminology identify such forward-looking statements.

Forward-looking statements involve known and unknown risks and uncertainties that may cause future results to differ materially from those suggested by the forward-looking statements. Such risks and uncertainties include, but are not limited to the following: the effect of the COVID-19 crisis on the U.S. and global markets, our business, operations, customers, suppliers and employees; general economic conditions in the areas of the United States in which the Company's customers are located; changes in the market where uniforms are worn, where promotional products are sold and where call center services are used; the impact of competition; the Company's ability to successfully integrate operations following consummation of acquisitions and the availability of manufacturing materials as well as the risks and uncertainties disclosed in the Company's periodic filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K for the year ended December 31, 2021, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. All subsequent written or oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this presentation. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events, except as may be required under applicable law. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.



SGC
SUPERIOR GROUP OF COMPANIES

3 DIVERSIFIED BUSINESSES

Offering a compelling portfolio of companies that help others enhance their brands

HEALTHCARE APPAREL





Healthcare apparel provider for over 100 years, including retail scrubs brands, industrial laundry scrubs, lab coats, patient apparel and specialty products sold through all channels



BRANDED PRODUCTS





The fastest growing and one of the top ten branded product distributors in the US




Same-day
Grocery
Delivery.

CONTACT CENTERS





Nearshore contact center provider serving small- and mid-sized businesses in many industries, providing inbound and outbound contact services




SGC
CLEAR

INVESTMENT HIGHLIGHTS

- Three diversified business platforms with a combined TAM of over $130B
- Taking organic market share in highly fragmented industries ripe for consolidation, with international expansion opportunities
- Leveraging recent technology investments to expand margins and cash flow in the coming years
- Experienced management team with proven track record of value creation and uninterrupted dividend payments since 1977

SUCCESSFUL BUSINESS MODEL WITH DIVERSIFIED REVENUE MIX

REVENUE MIX: THEN AND NOW

2016



$177.4M
$60.8M
$252.6
$14.4M(1)

2021



$340.5M
$139.3M
$537.0
$57.2M(1)

16.3% CAGR[3]

EBITDA BY DIVISION

2021



$35.5M
$20.1M
$51.5(2)
$15.4M

15.1% CAGR[3]

Branded Products | Healthcare Apparel | Contact Centers

(1) Net of intersegment sales; (2) 2021 EBITDA total included $19.5M of corporate overhead not allocated to Segments; (3) 2016 - 2021 CAGR

HEALTHCARE APPAREL THROUGH WELL-KNOWN BRANDS

SGC SUPERIOR GROUP OF COMPANIES

WonderWink

SLATE | THRIVE | RENEW | MOTO | AERO | PRO

W123 | WONDERFLEX | LAB COATS | LAYERS | WONDERWORK | ORIGINS



Fashion Seal Healthcare

WORKLON | INDY | FASHIONBLEND | FASHIONPOPLIN | SIMPLYSOFT





carhartt

FORCE | RUGGED FLEX | RUGGED FLEX RIPSTOP | CROSS-FLEX

LIBERTY | RIPSTOP | SUB-SCRUBS






SGC
SUPERIOR GROUP OF COMPANIES

HEALTHCARE APPAREL GROWTH OPPORTUNITIES

- Positioned to grow market share via wide range of recognized brands
- SGC is the only company serving all channels of Healthcare Apparel

$4.1B*

TAM in the US
(Larger Internationally)

~6.6%

SGC Market Share
~$270M estimated retail
(~139M wholesale)

MARKET SHARE

18.1%

5 YEAR REVENUE CAGR
THROUGH 2021

2021 EBITDA margin of **14.5%**

RETAIL, OMNICHANNEL, E-COMMERCE RETAILERS, SPECIALTY, INTERNATIONAL, DISTRIBUTORS, LAUNDRIES

SALES CHANNELS

2M

caregivers wear our brands every day to work

COMPETITIVE LANDSCAPE

FIGS	Careismatic Brands	kindthread	STANDARD TEXTILE	BARCO	MEDLINE
Public (D2C) $420M 2021 net revenue	Private Equity est. $800M 2021	Private Equity est. $240M 2021	Privately Held est. $1.5B 2021	Privately Held est. $70M 2021	Privately Held est. $20.2B 2021 (est $70M Healthcare Apparel)

*Estimated Retail Dollars. SGC healthcare apparel revenue is recorded in wholesale dollars and has been estimated at retail value for this market share calculation.


SGC
SUPERIOR GROUP OF COMPANIES

MULTIPLE DISTRIBUTION CHANNELS FOR HEALTHCARE APPAREL

Largest channel partners in the US, Canada and in more than 31 countries around the world

SERVING HEALTHCARE PROFESSIONALS THROUGH INDUSTRY LEADING PARTNERS

Atwoods	UniFirst	Alsco	amazon
Unitex	SanMar	Banner Health	scrubs & beyond
Cintas	Life Care Centers of America	The Uniform Outlet	Northwestern Medicine
Target	Zappos.com	DaVita	NYC Health + Hospitals
Fleet Farm	Barnes & Noble College	Mark's	VCA Animal Hospitals

BRANDED PRODUCTS



Tim Hortons
Sephora
new balance
amazon
BOX WINE
LOWE'S
TACOS


GRUBHUB
GRUBHUB

SGC
SUPERIOR GROUP OF COMPANIES

BRANDED PRODUCTS

Highly fragmented market offers the opportunity to provide SGC's branded merchandise, apparel, accessories and operational services to support large national programs

$25.8B
TAM in the US

~1.3%
SGC Market Share
~$340.4M
(Based on 2021 Sales)

13.9%
5 YEAR REVENUE CAGR
THROUGH 2021

2021 EBITDA margin of
10.4%

5+Million
Americans wear our branded uniforms to work every day

Unique, customized branded products

TOP QUALITY

COMPETITIVE LANDSCAPE

4imprint · HALO · Geiger · TWINHILL · LANDS'END · Staples · hhglobal · PROforma · affinity · BARCO

25,000+
We are the 9th largest of more than 25,000 branded products distributors in the US[1].

(1) Source: PPAI


SGC

SERVING MEMBERS OF THE FORTUNE 500 WITH BRANDED PRODUCTS

WE SERVICE THE WORLD'S LARGEST BRANDS				
CVS pharmacy	Advance Auto Parts	Uber Eats	amazon	Walmart
Applebee's	AT&T	Taco Bell	Chevron	Publix
O'Reilly Auto Parts	Coca-Cola	Costco Wholesale	Waffle House	Northwestern Medicine
DIAGEO	DOORDASH	DUNKIN'	enterprise	m&m's
GRUBHUB	spirit	hulu	IHOP	NIKE
IN-N-OUT BURGER	instacart	Kroger	jetBlue	LOWE'S

CONTACT CENTERS

WHERE WE OPERATE

Illuminate Awards

NEARSHORE COMPANY OF THE YEAR

Employers For Youth (El Salvador)

BEST PLACE TO WORK
Call Center Industry - #1

BEST PLACE TO WORK
All Industries - #3

Lawyer International Legal 100

BEST BUSINESS PROCESS OUTSOURCING PROVIDER

Latin America News

BEST GLOBAL CALL CENTER AND BUSINESS PROCESS OUTSOURCING PROVIDER



EL SALVADOR (2)
BELIZE (3)
FLORIDA
JAMAICA (2)
DOMINICAN REPUBLIC



SGC
SUPERIOR GROUP OF COMPANIES



CONTACT CENTERS

Recognized leader in providing nearshore Call Center management to small and mid-sized and often first-time outsourcer accounts

Large and growing market

$101B

TAM in the US

(Larger Internationally)

~0.1%

SGC Market Share



31.8%

5 YEAR REVENUE CAGR THROUGH 2021

Attractive EBITDA Margin (2021)

23.9%

117%

NET REVENUE RETENTION

Nearshore is a rapidly growing market as companies look for protection against an expensive and tight US labor market

COMPETITIVE LANDSCAPE

	THEOFFICEGURUS Contact Centers	Competitor[2] Average
'21 Growth Rate[1]	54%	18%[2]
'21 EBITDA Margin	24%	19%[2]

(1) TOG Contact Centers 2021 external revenue vs 2020 external revenue. (2) EXL, Genpact, Ibex, Sykes, TaskUs, Teleperformance, Telus International, TLEC, WNS.


SGC
SUPERIOR GROUP OF COMPANIES

PROVIDING CALL CENTER SERVICES TO MULTIPLE CUSTOMER CHANNELS

WE SERVICE THE WIDELY UNDERSERVED SMALLER CLIENT MARKET		
FULL SAIL UNIVERSITY	VISTRA	Elevate
energy harbor	LOWE'S	MORGAN & MORGAN
sunnova	vacasa	SiriusXM SATELLITE RADIO
7-ELEVEN	AUTHORITY BRANDS	ADVANCED DERMATOLOGY and Cosmetic Surgery
BRILLIANT EARTH	CHOICE Home Warranty	Western Dental & Orthodontics


SGC

COMPELLING FUTURE GROWTH OPPORTUNITIES ORGANIC AND EXTERNAL

End markets are expanding, but remain fragmented

INCREASING MARKET SHARE

EACH BUSINESS SEGMENT HAS SIGNIFICANT GROWTH OPPORTUNITY WITHIN THE SEGMENT TAM

LEVERAGING PRIOR TECHNOLOGY INVESTMENTS

ROBOTICS, SOFTWARE PLATFORMS AND DC EXPANSIONS COMPLETED THROUGH 2022 WILL SUPPORT SGC'S FUTURE GROWTH PLANS

INTERNATIONAL EXPANSION

WE CURRENTLY HAVE LIMITED BUSINESS OUTSIDE THE US AND CANADA WITH GROWTH OPPORTUNITIES WORLDWIDE

TARGETING REVENUES OF **$1B** IN THE COMING YEARS

OPPORTUNITY TO EXPAND MARGINS IN THE COMING YEARS BY **400** BASIS POINTS


SGC
Superior
UNIFORM GROUP

LEVERAGING TECHNOLOGY TO DRIVE EFFICIENCY

Recent investments to increase operating efficiency and improve customer experience

INVESTMENT IN TECHNOLOGY

- Robotics - Dallas robotic systems implementation completed Q1 2021
- $17M+ investment in Arkansas warehouse robotics (live May 2022)
- 400+ Upgraded E-commerce sites for our customers
- New technology in forecasting
- New AI payables technology
- Product Lifecycle Management (CID, FSH, HPI)
- 3D design tools
- Updated and modernized embroidery equipment
- Implemented new Warehouse Management System (WMS) in satellite warehouses
- Enhanced inventory management processes utilizing SAP MRP
- Increased productivity using new data mass change tools
- New raw materials planning processes (Q4 2022)
- Dashboard reporting using data marts and Power bi


technicolor

Poland 3PL DC

OTHER INTERESTING POINTS

- Successfully hired in 2022 key executives in Finance, Divisional Leadership, Supply Chain and Distribution to support future growth
- Poland - ability to ship factory direct to Poland 3PL, and then direct from Poland to EU
- Active role in manufacturing with redundant manufacturing strategy
- Significant operating presence in 10 countries (2 duty free, 1 CAFTA) with Healthcare uniform manufacturing primarily in countries duty free into US
- 30 quality assurance tests in 2 company owned labs (US and China) to comply with safety protocols and to ensure durability and performance specifications are met
- Expanded lower cost, near-shore production capabilities
- Back office support primarily in India, China, Vietnam and Central America

FINANCIAL HIGHLIGHTS

SGC
SUPERIOR GROUP OF COMPANIES

SGC
SUPERIOR GROUP OF COMPANIES



DELIVERED SUSTAINED ANNUALIZED GROWTH OF 18.2% SINCE 2012 WITH 12.5% ORGANIC CAGR AND 5.7% FROM ACQUISITIONS


$500M
$400M
$300M
$200M
$100M
$0
$119.5M
$3.5
$55.0
$61.0
$151.5M
$5.7
$58.2
$87.6
$196.2M
$8.0
$57.5
$130.7
$210.3M
$12.0
$61.5
$136.8
$252.6M
$14.5
$60.7
$177.4
$266.8M
$19.3
$65.0
$182.5
$346.4M
$27.4
$102.5
$216.5
$376.7M
$31.6
$117.5
$227.6
$526.7M
$37.2
$157.5
$332.0
$537.0M
$57.2
$139.3
$340.5
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Branded Products
Healthcare Apparel
Contact Centers

BRANDED PRODUCTS, HEALTHCARE APPAREL AND CONTACT CENTER SALES

Significant Growth in Core Products

SGC SUPERIOR GROUP OF COMPANIES

BRANDED PRODUCTS (in millions)


PPE
CORE PRODUCTS
$111.1
$220.9
$30.6
$309.9
FY 2020
$332.0 Total
FY 2021
$340.5 Total

HEALTHCARE APPAREL (in millions)


PPE
CORE PRODUCTS
$20.0
$137.5
$8.0
$131.3
FY 2020
$157.5 Total
FY 2021
$139.3 Total

CONTACT CENTERS (in millions)


CORE PRODUCTS
$37.2
$57.2
FY 2020
$37.2 Total
FY 2021
$57.2 Total

TOTAL (in millions)


PPE
CORE PRODUCTS
$131.1
$395.6
$38.6
$498.4
FY 2020
$526.7 Total
FY 2021
$537.0 Total

DELIVERING CONSISTENT REVENUE GROWTH

SGC SUPERIOR GROUP OF COMPANIES



NET SALES (In Millions)
$600
$500
$400
$300
$200
$100
$0
16.3% CAGR
$252.6
$266.8
$346.4
$376.7
$526.7
$537.0
$395.0
$430.2
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
NINE MONTHS ENDED SEPT. 30, 2021
NINE MONTHS ENDED SEPT. 30, 2022

STEADY INCREASE IN PROFITABILITY

SGC
SUPERIOR GROUP OF COMPANIES



Adjusted EBITDA (In Millions)
$70
$60
$50
$40
$30
$20
$10
$0
70%
60%
50%
40%
30%
20%
10%
0%
15.1% CAGR
$25.5
10.1%
$31.2
11.7%
$32.5
9.4%
$28.0
7.4%
$61.6
11.7%
$51.5
9.6%
$43.3
10.9%
$24.5
5.7%
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
NINE MONTHS ENDED SEPT. 30, 2021
NINE MONTHS ENDED SEPT. 30, 2022
EBITDA (In Millions)
EBITDA (% of Sales)

See Non-GAAP Reconciliation of EBITDA on Slide 33

IMPROVED SHAREHOLDER RETURNS

SGC
SUPERIOR GROUP OF COMPANIES



Adjusted Diluted Earnings Per Share
$2.80
$2.40
$2.00
$1.60
$1.20
$0.80
$0.40
$0
17.0% CAGR
$0.98
$0.99
$1.10
$0.79
$2.65
$2.15
$1.84
$0.68
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
NINE MONTHS ENDED SEPT. 30, 2021
NINE MONTHS ENDED SEPT. 30, 2022

See page 32 for a reconciliation of reported-to-adjusted results, including a description of the significant items

LEVERAGE RATIO

SGC
SUPERIOR GROUP OF COMPANIES


Debt to EBITDA Ratios*
1.5X
As of 12/31/16
1.5X
As of 12/31/17
3.0X
As of 12/31/18
4.0X
As of 12/31/19
1.4X
As of 12/31/20
2.0X
As of 12/31/21
1.5X
TTM 09/30/21
3.4X
TTM 09/30/22

*Based upon Credit Agreement definitions

CAPITAL ALLOCATION STRATEGY

Aligned to Strategic Growth

SGC
SUPERIOR GROUP OF COMPANIES

CAPITAL ALLOCATION PRIORITIES

INVESTMENTS TO SUPPORT ORGANIC GROWTH

- Expand low-cost production capabilities

DIVIDEND

- Paid a dividend since 1977

DEBT REDUCTION

STRATEGIC ACQUISITIONS

DRIVERS

EBITDA

- Sales growth via market share expansion
- Margin growth via production effectiveness
- Operating cost efficiencies via centralized services

CORE WORKING CAPITAL IMPROVEMENT

- Reduction to inventories
- Reduction to SG&A expenses
- Continued improvement to gross margin
- Improvement to operating efficiency at company managed manufacturing facilities allowing higher percentage of manufacturing capacity from these lowest cost facilities

INVESTMENTS IN ORGANIZATIONAL INFRASTRUCTURE

ENVIRONMENTAL, SOCIAL AND GOVERNANCE

SGC
SUPERIOR GROUP OF COMPANIES

PERCENTAGES OF SUPPLIERS SCREENED USING SOCIAL CRITERIA FOR SGC'S UNIFORM SEGMENT



100%
80%
60%
40%
20%
92.5%
92%
82.8%
93%
2018
2019
2020
2021

DIVERSITY & INCLUSION

COMPANY HEADCOUNT

Global increase in headcount in 2021

2020	2021	2021 INCREASE
4,648	6,159	32.5%

EMPLOYEE TENURE

Tenure	Employees
20 + YEARS	126
11-20 YEARS	174
3-10 YEARS	1,399
0-3 YEARS	4,460

GLOBAL WORKFORCE

Gender Breakdown*



49%
FEMALE
2,705
51%
MALE
2,767

US WORKFORCE

Gender Breakdown



59%
FEMALE
580
41%
MALE
401

BOARD OF DIRECTORS DIVERSITY



FEMALE
MALE
NON-MINORITY
MINORITY
1
1
2
2
2
5
6
6
5
5
6
7
7
6
6
0
0
1
1
1
2017
2018
2019
2020
2021

COMMUNITY RELATIONS

2021 TOTAL CHARITABLE CONTRIBUTIONS

80+
Charitable organizations receiving cash contributions from SGC and its divisions

$168,000+
Cash contributions

CLINICAL APPAREL DONATIONS

10
Nonprofit organizations supported in the U.S. and Haiti

132,638
Units of apparel

$2.6M+
Worth of clothing donated

* For the period from January 1 – June 30, 2021, representative of 89% of SGC's total global headcount as of December 31, 2021.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE

SGC
SUPERIOR GROUP OF COMPANIES

Pandemic Response - Provided Substantial Support to Our Employees

PHYSICAL

- Work From Home
- Providing PPE
- Elevated Sanitation & Safety Measures
- Telemedicine co-pay fee waived
- COVID-19 Vaccine Incentives

EMOTIONAL

- Additional PTO, including rollover to 2022
- PTO extension to support DC/warehouse workers
- Access to free sessions with mental health professionals
- Frequent CEO and management communications

FINANCIAL

- Bonuses for hourly workers and temporary wage increases for DC/ warehouse workers
- Company subsidized disability coverage

COVID-19 VACCINATION & TESTING

- Actively encouraged employees and dependents to get vaccinated
- Covered cost of vaccine for all employees and dependents
- Offered wellness incentive cash gift cards with proof of vaccination
- Provided more than 1,000 COVID-19 test kits to employees and their dependents at no charge

490
Employees rewarded for proof of COVID-19 vaccination

$33,900
In gift cards distributed to employees as COVID-19 vaccination wellness incentive rewards

1,000+
COVID-19 test kits provided to employees


SGC
CLEAR

INVESTMENT HIGHLIGHTS

- Three diversified business platforms with a combined TAM of over $130B
- Taking organic market share in highly fragmented industries ripe for consolidation, with international expansion opportunities
- Leveraging recent technology investments to expand margins and cash flow in the coming years
- Experienced management team with proven track record of value creation and uninterrupted dividend payments since 1977



Rose Benstock
SGC
SUPERIOR GROUP OF COMPANIES

OVER 100 YEARS OF EXCELLENCE

Celebrating a Century of Success

We leverage world-class design, manufacturing and global distribution to create extraordinary brand experiences through custom uniform programs, engaging promotional merchandise and innovative BPO solutions.



Rose Benstock
Fashion Seal Uniforms
Business Expansion
WORKLON
Worklon
Imagewear
Automation
SAP
SAP
BAMKO
Branding Solutions
Centennial Anniversary
Gifts By Design
Guardian Products
1920
1940
1960
1980
2000
2020
2022
1930
1950
1970
1990
2010
2021
World War II
Manufacturing Expansion
IPO
Globalization
Superior Uniform Group
The Office Gurus
HPI
HPI
High Performance Industry
CID
CID
RESOURCES
COVID-19
Sutter's Mill
SUTTER'S MILL

APPENDIX

SGC
SUPERIOR GROUP OF COMPANIES

NON-GAAP FINANCIAL MEASURES – REPORTED TO ADJUSTED RESULTS

$ in Thousands, Except Share and Par Value Data	FY 2021	NINE MONTHS ENDED SEPT. 30, 2021	NINE MONTHS ENDED SEPT. 30, 2022
Net Income (Loss)	$29,440	$25,051	($34,164)
Adjustment for Items:			
Goodwill Impairment Charge	$ -	$ -	$45,918
Intangible Assets Impairment Charge	$ -	$ -	$5,581
Pension Plan Termination Charge	$7,821	$6,945	$ -
Tax Impact of Adjustment	($2,636)	($2,410)	($6,385)
Adjusted Net Income[1]	$34,625	$29,586	$10,950
Diluted Net Income (Loss) Per Share	$1.83	$1.56	($2.17)
Adjustment for Items, After-Tax, Per Diluted Share	$0.32	$0.28	$2.85
Diluted Adjusted Net Income Per Share[1]	$2.15	$1.84	$0.68
Weighted Average Shares Outstanding During the Period:			
Diluted, As Reported	16,091,070	16,059,686	15,739,381
Diluted, As Adjusted[2]	16,091,070	16,059,686	16,195,155

(1) Adjusted net income and diluted adjusted net income per share, which are non-GAAP measures, are defined as net income and net income per share, excluding the impacts of impairment and pension plan termination charges. Management believes adjusted net income and diluted adjusted net income per share provides useful information to investors because it allows management, investors and others to evaluate and compare our operating results from period to period by removing the impact of impairment and pension plan termination charges that are not reflective of our core business. (2) Diluted weighted average shares outstanding used to calculate diluted adjusted net income per share includes shares of common stock of 488,705 for the six months ended June 30, 2022. These shares were excluded from diluted weighted average shares outstanding used to calculate diluted net income (loss) per share, as the Company recognized a net loss their inclusion would have been antidilutive.

NON-GAAP RECONCILIATION

SGC
SUPERIOR GROUP OF COMPANIES

$ in Thousands	FY 2016	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021	NINE MONTHS ENDED SEPT. 30, 2021	NINE MONTHS ENDED SEPT. 30, 2022
Net Income (Loss)	$14,638	$15,022	$16,975	$12,066	$41,026	$27,918	$25,051	($34,164)
Interest Expense	$688	$802	$3,207	$4,399	$2,003	$1,220	$925	$2,676
Income Tax Expense (Benefit)	$5,260	$9,760	$4,420	$3,220	$10,430	$5,209	$3,690	($5,042)
Depreciation & Amortization	$4,935	$5,653	$7,906	$8,272	$8,132	$9,291	$6,719	$9,504
Pension Plan Termination Charge	$ -	$ -	$ -	$ -	$ -	$7,821	$6,945	$ -
Goodwill & Tradename Impairment	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$51,499
EBITDA	$25,521	$31,237	$32,508	$27,957	$61,591	$51,459	$43,330	$24,473

In addition to the Company's presentation of its financial position and results of operations in conformity with accounting principles generally accepted in the United Sates ("GAAP"), the Company has also presented EBITDA, which is an operating measure not determined in accordance with GAAP. The Company defines EBITDA as net income excluding interest expense, income tax expense, and depreciation and amortization expense. The Company believes EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the Company's core operating results from period to period by removing the impact of the Company's capital structure (interest expense from outstanding debt), tax consequences, asset base (depreciation and amortization) and the non-cash charges from the termination of the Company's pension plans and the goodwill and tradename impairment. The Company uses EBITDA internally to monitor operating results and to evaluate the performance of its business. EBITDA is not a measure of financial performance under GAAP and should not be considered in isolation or as an alternative to net income (loss), cash flows from operating activities or any other measure determined in accordance with GAAP. The items excluded to calculate EBITDA are significant components in understanding and assessing the Company's results of operations. The Company's EBITDA may not be comparable to a similarly titled measure of another company because other entities may not calculate EBITDA in the same manner.

SEGMENT P&L – FIRST QUARTER

SGC
SUPERIOR GROUP OF COMPANIES

For the Three Months Ended March 31, 2022

$ in Thousands	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
Net Sales	$97,083	$30,568	$17,974	($2,043)	$ -	$143,582
Cost of goods sold	$68,868	$18,553	$7,293	($913)	$ -	$93,801
Gross margin	$28,215	$12,015	$10,681	($1,130)	$ -	$49,781
Selling and administrative expenses	$21,557	$10,087	$6,372	($1,130)	$5,328	$42,214
Other periodic pension cost	$ -	$ -	$ -	$ -	$528	$528
Interest expense	$55	$18	$ -	$ -	$226	$299
Income (loss) before taxes on income	$6,603	$1,910	$4,309	$ -	($6,082)	$6,740
Interest expense	$55	$18	$ -	$ -	$226	$299
Depreciation and amortization	$1,383	$981	$495	$ -	$64	$2,923
Adjusted EBITDA	$8,041	$2,909	$4,804	$ -	($5,792)	$9,962

For the Three Months Ended March 31, 2021

$ in Thousands	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
Net Sales	$93,792	$35,650	$13,030	($1,625)	$ -	$140,847
Cost of goods sold	$64,126	$23,057	$5,309	($688)	$ -	$91,804
Gross margin	$29,666	$12,593	$7,721	($937)	$ -	$49,043
Selling and administrative expenses	$17,292	$8,614	$4,722	($937)	$5,420	$35,111
Other periodic pension cost	$ -	$ -	$ -	$ -	$429	$429
Interest expense	$14	$72	$ -	$ -	$189	$275
Income (loss) before taxes on income	$12,360	$3,907	$2,999	$ -	($6,038)	$13,228
Interest expense	$14	$72	$ -	$ -	$189	$275
Depreciation and amortization	$1,024	$868	$294	$ -	$31	$2,217
Adjusted EBITDA	$13,398	$4,847	$3,293	$ -	($5,818)	$15,720

SEGMENT P&L – SECOND QUARTER

SGC
SUPERIOR GROUP OF COMPANIES

For the Three Months Ended June 30, 2022

$ in Thousands	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
Net Sales	$102,039	$26,288	$21,466	($1,860)	$ -	$147,933
Cost of goods sold	$72,954	$18,904	$8,692	($750)	$ -	$99,800
Gross margin	$29,085	$7,384	$12,774	($1,110)	$ -	$48,133
Selling and administrative expenses	$24,004	$9,801	$8,402	($1,110)	$4,872	$45,969
Goodwill impairment charge	$4,135	$20,323	$ -	$ -	$ -	$24,458
Intangible assets impairment charge	$5,581	$ -	$ -	$ -	$ -	$5,581
Other periodic pension cost	$ -	$ -	$ -	$ -	$528	$528
Interest expense	$63	$34	$ -	$ -	$486	$583
Income (loss) before taxes on income	($4,698)	($22,774)	$4,372	$ -	($5,886)	($28,986)
Interest expense	$63	$34	$ -	$ -	$486	$583
Depreciation and amortization	$1,589	$988	$549	$ -	$54	$3,180
Goodwill impairment charge	$4,135	$20,323	$ -	$ -	$ -	$24,458
Intangible assets impairment charge	$5,581	$ -	$ -	$ -	$ -	$5,581
Adjusted EBITDA	$6,670	($1,429)	$4,921	$ -	($5,346)	$4,816

For the Three Months Ended June 30, 2021

$ in Thousands	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
Net Sales	$79,221	$37,650	$15,653	($1,737)	$ -	$130,787
Cost of goods sold	$55,267	$22,753	$6,369	($760)	$ -	$83,629
Gross margin	$23,954	$14,897	$9,284	($977)	$ -	$47,158
Selling and administrative expenses	$16,027	$8,567	$5,562	($977)	$4,727	$33,906
Other periodic pension cost	$ -	$ -	$ -	$ -	$440	$440
Pension plan termination charge	$ -	$ -	$ -	$ -	$6,945	$6,945
Interest expense	$38	$46	$ -	$ -	$246	$330
Income (loss) before taxes on income	$7,889	$6,284	$3,722	$ -	($12,358)	$5,537
Interest expense	$38	$46	$ -	$ -	$246	$330
Depreciation and amortization	$923	$880	$322	$ -	$31	$2,156
Pension plan termination charge	$ -	$ -	$ -	$ -	$6,945	$6,945
Adjusted EBITDA	$8,850	$7,210	$4,044	$ -	($5,136)	$14,968

SEGMENT P&L – THIRD QUARTER

SGC
SUPERIOR GROUP OF COMPANIES

For the Three Months Ended September 30, 2022

$ in Thousands	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
Net Sales	$86,769	$30,039	$23,363	($1,468)	$ -	$138,703
Cost of goods sold	$60,600	$18,609	$9,453	($596)	$ -	$88,066
Gross margin	$26,169	$11,430	$13,910	($872)	$ -	$50,637
Selling and administrative expenses	$22,257	$10,161	$9,520	($872)	$2,749	$43,815
Goodwill impairment charge	$21,460	$ -	$ -	$ -	$ -	$21,460
Other periodic pension cost	$ -	$ -	$ -	$ -	$528	$528
Interest expense	$87	$32	$ -	$ -	$1,675	$1,794
Income (loss) before taxes on income	($17,635)	$1,237	$4,390	$ -	($4,952)	($16,960)
Interest expense	$87	$32	$ -	$ -	$1,675	$1,794
Depreciation and amortization	$1,724	$973	$653	$ -	$51	$3,401
Goodwill impairment charge	$21,460	$ -	$ -	$ -	$ -	$21,460
Adjusted EBITDA	$5,636	$2,242	$5,043	$ -	($3,226)	$9,695

For the Three Months Ended September 30, 2021

$ in Thousands	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
Net Sales	$71,651	$35,482	$18,040	($1,847)	$ -	$123,326
Cost of goods sold	$49,914	$20,886	$7,555	($843)	$ -	$77,512
Gross margin	$21,737	$14,596	$10,485	($1,004)	$ -	$45,814
Selling and administrative expenses	$16,860	$8,984	$6,576	($1,004)	$3,643	$35,059
Other periodic pension cost	$ -	$ -	$ -	$ -	$459	$459
Interest expense	$11	$18	$ -	$ -	$291	$320
Income (loss) before taxes on income	$4,866	$5,594	$3,909	$ -	($4,393)	$9,976
Interest expense	$11	$18	$ -	$ -	$291	$320
Depreciation and amortization	$1,131	$797	$398	$ -	$20	$2,346
Adjusted EBITDA	$6,008	$6,409	$4,307	$ -	($4,082)	$12,642

SEGMENT P&L – FOURTH QUARTER

For the Three Months Ended December 30, 2021

$ in Thousands	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
Net sales	$95,823	$30,506	$17,589	($1,892)	$ -	$142,026
Cost of goods sold	$71,024	$20,446	$7,438	($881)	$ -	$98,027
Gross margin	$24,799	$10,060	$10,151	($1,011)	$ -	$43,999
Selling and administrative expenses	$19,198	$9,282	$6,896	($1,011)	$3,619	$37,984
Other periodic pension cost	$ -	$ -	$ -	$ -	$458	$458
Pension plan termination charge	$ -	$ -	$ -	$ -	$876	$876
Interest expense	$10	$18	$ -	$ -	$267	$295
Income (loss) before taxes on income	$5,591	$760	$3,255	$ -	($5,220)	$4,386
Interest expense	$10	$18	$ -	$ -	$267	$295
Depreciation and amortization	$1,249	$827	$469	$ -	$27	$2,572
Pension plan termination charge	$ -	$ -	$ -	$ -	$876	$876
Adjusted EBITDA	$6,850	$1,605	$3,724	$ -	($4,050)	$8,129

For Additional Information

Attendees and other viewers of this presentation are advised to read all reports and other filings made by the Company with the Securities and Exchange Commission under the Securities Act of 1993 and the Securities Exchange Act of 1934.

Copies of these filings may be obtained, without charge, by directing a request to:

www.sec.gov

or

investors@superiorgroupofcompanies.com

www.SuperiorGroupofCompanies.com